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                                                                   EXHIBIT 14(b)






                               CONSENT OF COUNSEL


         We hereby consent to the use of our name and the references to our firm included in or made a part of the Registration Statement of The One Group (No. 2-95973) on Form N-14 under the Securities Act of 1933, as amended.


                                                     /s/ Ropes & Gray

                                                     ROPES & GRAY


Washington, D.C.
December 11, 1998